EXHIBIT 99.2

Community State Bank

Consolidated Financial Report (Unaudited)

June 30, 2016

Contents

Financial Statements (Unaudited)

Consolidated Balance Sheets	3

Consolidated Statements of Income	4-5

Consolidated Statements of Comprehensive Income	6

Consolidated Statements of Stockholders’ Equity	7

Consolidated Statements of Cash Flows	8-9

Notes to Consolidated Financial Statements	10-29

Community State Bank

Consolidated Balance Sheets (Unaudited)

As of June 30, 2016 and December 31, 2015

(Dollars in Thousands)

	June 30, 2016	December 31, 2015
Assets

Cash and cash equivalents	$11,096	$13,922
Interest bearing deposits in banks	2,176	1,615
Securities available-for-sale	106,862	115,354
Federal Home Loan Bank stock (FHLB), at cost	1,513	2,603
Loans receivable, net	425,390	436,455
Premises and equipment, net	12,209	12,389
Accrued interest receivable	1,900	2,034
Deferred taxes	2,021	2,478
Goodwill	4,666	4,666
Intangible assets, net	-	17
Other real estate owned, net	844	844
Other assets	1,695	1,651

	$570,372	$594,028

Liabilities and Stockholders' Equity

Liabilities
Deposits	$481,402	$481,273
Federal funds purchased	-	2,500
FHLB borrowings	20,000	45,000
Accrued interest payable	112	108
Accrued expenses and other liabilities	2,343	2,149

	503,857	531,030

Stockholders' Equity
Common stock	600	600
Additional paid-in capital	37,903	37,903
Retained earnings	26,246	23,498
Accumulated other comprehensive income	1,766	997
	66,515	62,998

	$570,372	$594,028

See Notes to Consolidated Financial Statements (Unaudited)

3

Community State Bank

Consolidated Statements of Income (Unaudited)

Three Months Ended June 30, 2016 and 2015

(Dollars in Thousands)

	2016	2015
Interest and dividend income:
Loans receivable, including fees	$4,968	$4,757
Securities	627	701
Interest bearing deposits in banks	34	19
Dividends	20	18
Total interest and dividend income	5,649	5,495

Interest expense:
Deposits	265	277
Borrowed funds	273	388
Total interest expense	538	665

Net interest income	5,111	4,830

Provision for loan losses	-	-
Net interest income after provision for loan losses	5,111	4,830

Noninterest income:
Deposit fees and service charges	322	343
Insurance commissions and fees	306	303
Other income	782	862
Realized gains on securities available-for-sale, net	-	73
Total noninterest income	1,410	1,581

Noninterest expense:
Salaries and employee benefits	2,582	2,519
Premises and equipment	451	475
Data processing	400	399
FDIC and regulatory assessments	63	106
Amortization expense	9	9
Other expenses	792	1,091
Total noninterest expense	4,297	4,599

Income before income tax expense	2,224	1,812

Income tax expense	667	534

Net income	$1,557	$1,278

See Notes to Consolidated Financial Statements (Unaudited)

4

Community State Bank

Consolidated Statements of Income (Unaudited)

Six Months Ended June 30, 2016 and 2015

(Dollars in Thousands)

	2016	2015
Interest and dividend income:
Loans receivable, including fees	$9,811	$9,228
Securities	1,268	1,443
Interest bearing deposits in banks	58	33
Dividends	39	36
Total interest and dividend income	11,176	10,740

Interest expense:
Deposits	529	559
Borrowed funds	686	854
Total interest expense	1,215	1,413

Net interest income	9,961	9,327

Provision for loan losses	-	-
Net interest income after provision for loan losses	9,961	9,327

Noninterest income:
Deposit fees and service charges	624	666
Insurance commissions and fees	683	593
Other income	1,437	1,496
Realized gains on securities available-for-sale, net	-	116
Total noninterest income	2,744	2,871

Noninterest expense:
Salaries and employee benefits	5,272	5,056
Premises and equipment	908	913
Data processing	786	757
FDIC and regulatory assessments	176	213
Amortization expense	17	17
Other expenses	1,602	1,860
Total noninterest expense	8,761	8,816

Income before income tax expense	3,944	3,382

Income tax expense	1,196	985

Net income	$2,748	$2,397

See Notes to Consolidated Financial Statements (Unaudited)

5

Community State Bank

Consolidated Statements of Comprehensive Income (Unaudited)

Three and Six Months Ended June 30, 2016 and 2015

(Dollars in Thousands)

	Three Months Ended June 30,
	2016	2015

Net income	$1,557	$1,278

Other comprehensive income:
Unrealized holding (losses) gains arising during the period	623	(1,025)
Realized net gains recognized in net income	-	(73)
Net unrealized (losses) gains on securities before
tax benefit (expense)	623	(1,098)
Tax benefit (expense)	(232)	410
Net unrealized (losses) gains on securities,
net of tax in other comprehensive income	391	(688)

Comprehensive income	$1,948	$590

	Six Months Ended June 30,
	2016	2015

Net income	$2,748	$2,397

Other comprehensive income:
Unrealized holding (losses) gains arising during the period	1,225	(155)
Realized net gains recognized in net income	-	(116)
Net unrealized (losses) gains on securities before
tax benefit (expense)	1,225	(271)
Tax benefit (expense)	(456)	101
Net unrealized (losses) gains on securities,
net of tax in other comprehensive income	769	(170)

Comprehensive income	$3,517	$2,227

See Notes to Consolidated Financial Statements (Unaudited)

6

Community State Bank

Consolidated Statements of Stockholders’ Equity (Unaudited)

Three and Six Months Ended June 30, 2016 and 2015

(Dollars in Thousands)

				Accumulated
		Additional		Other
	Common	Paid-In	Retained	Comprehensive
	Stock	Capital	Earnings	Income	Total

Balance, December 31, 2015	$600	$37,903	$23,498	$997	$62,998
Net income	-	-	1,191	-	1,191
Other comprehensive income	-	-	-	378	378
Balance, March 31, 2016	600	37,903	24,689	1,375	64,567
Net income	-	-	1,557	-	1,557
Other comprehensive income	-	-	-	391	391
Balance, June 30, 2016	$600	$37,903	$26,246	$1,766	$66,515

				Accumulated
		Additional		Other
	Common	Paid-In	Retained	Comprehensive
	Stock	Capital	Earnings	Income	Total

Balance, December 31, 2014	$600	$37,903	$21,864	$1,050	$61,417
Net income	-	-	1,119	-	1,119
Other comprehensive income	-	-	-	518	518
Balance, March 31, 2015	600	37,903	22,983	1,568	63,054
Net income	-	-	1,278	-	1,278
Other comprehensive loss	-	-	-	(688)	(688)
Balance, June 30, 2015	$600	$37,903	$24,261	$880	$63,644

See Notes to Consolidated Financial Statements (Unaudited)

7

Community State Bank

Consolidated Statements of Cash Flows (Unaudited)

Six Months Ended June 30, 2016 and 2015

(Dollars in Thousands)

	2016	2015
Cash Flows from Operating Activities
Net income	$2,748	$2,397
Adjustments to reconcile net income to net cash
provided by operating activities:
Net amortization of securities	267	377
Amortization of intangibles	17	17
Depreciation	342	402
Write-down of other real estate owned	-	47
Gain on sale of securities available-for-sale	-	(116)
Net changes in assets and liabilities:
Accrued interest receivable	134	75
Other assets	(44)	(273)
Accrued interest payable	4	(9)
Accrued expenses and other liabilities	194	146
Net cash provided by operating activities	3,662	3,063

Cash Flows from Investing Activities
Purchase of securities available-for-sale	(2,478)	(3,134)
Proceeds from sales of securities available-for-sale	-	4,043
Proceeds from maturities, calls and paydowns of securities
available-for-sale	11,928	10,060
Net increase in interest bearing deposits in banks	(561)	(325)
Net decrease (increase) in loans receivable	11,065	(6,584)
Purchase of premise and equipment	(162)	(201)
Proceeds from sale of other real estate owned	-	33
Net decrease in Federal Home Loan Bank stock	1,090	388
Net cash provided by investing activities	20,882	4,280

(Continued)

8

Community State Bank

Consolidated Statements of Cash Flows (Unaudited) - continued

Six Months Ended June 30, 2016 and 2015

(Dollars in Thousands)

Cash Flows from Financing Activities
Net increase (decrease) in deposits	$130	$(4,313)
Net decrease in federal funds purchased	(2,500)	-
Repayment of advances from FHLB	(25,000)	(10,000)
Net cash used in financing activities	(27,370)	(14,313)

Decrease in cash and cash equivalents	(2,826)	(6,970)

Cash and Cash Equivalents
Beginning	13,922	29,666

Ending	$11,096	$22,696

Supplemental Disclosure of Cash Flow Information
Cash payments for:
Interest	$1,220	$1,404

Income taxes	$715	$597

Supplemental Disclosure of Noncash Investing and Financing Activities
Other real estate owned acquired in settlement of loans	$-	$33

See Notes to Consolidated Financial Statements (Unaudited)

9

Community State Bank

Notes to Consolidated Financial Statements (Unaudited)

(Dollars in Thousands)

Note 1.	Significant Accounting Policies

Basis of presentation: The interim unaudited consolidated financial statements contained herein should be read in conjunction with the audited consolidated financial statements and accompanying notes to the consolidated financial statements for the fiscal year ended December 31, 2015. Accordingly, footnote disclosures, which would substantially duplicate disclosures contained in the audited consolidated financial statements, have been omitted.

The financial information of the Community State Bank (“CSB” or “the Company”) included herein has been prepared in accordance with U.S. GAAP for interim financial reporting. Such information reflects all adjustments (consisting of normal recurring adjustments) that are, in the opinion of management, necessary for a fair presentation of the financial position and results of operations for the periods presented. Any differences appearing between the numbers presented in the financial statements and management’s discussion and analysis are due to rounding. The results of the interim period ended June 30, 2016, are not necessarily indicative of the results expected for the year ending December 31, 2016, or for any other period.

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary – CSB Insurance Group, Inc. Community State Bank is a state-chartered bank that is headquartered in Ankeny, Iowa.

Recent accounting developments: In May 2014, FASB issued ASU 2014-09, Revenue from Contracts with Customers. ASU 2014-09 implements a common revenue standard that clarifies the principles for recognizing revenue. The core principle of ASU 2014-09 is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. To achieve that core principle, an entity should apply the following steps: (i) identify the contract(s) with a customer, (ii) identify the performance obligations in the contract, (iii) determine the transaction price, (iv) allocate the transaction price to the performance obligations in the contract and (v) recognize revenue when (or as) the entity satisfies a performance obligation. ASU 2014-09 was originally effective for the Company on January 1, 2017, however, FASB issued ASU 2015-14 which defers the effective date in order to provide additional time for both public and private entities to evaluate the impact. ASU 2014-09 will now be effective for the Company on January 1, 2019 and it is not expected to have a significant impact on the Company’s consolidated financial statements.

In January 2016, FASB issued ASU 2016-01, Financial Instruments – Overall. ASU 2016-01 makes targeted adjustments to GAAP by eliminating the AFS classification for equity securities and requiring equity investments to be measured at fair value with changes in fair value recognized in net income. The standard also requires public business entities to use the exit price notion when measuring fair value of financial instruments for disclosure purposes. The standard clarifies that an entity should evaluate the need for a valuation allowance on a deferred tax asset related to AFS securities in combination with the entity’s other deferred tax assets. It also requires an entity to present separately (within other comprehensive income) the portion of the total change in the fair value of a liability resulting from a change in the instrument-specific credit risk when the entity has elected to measure the liability at fair value in accordance with the fair value option for financial instruments. Additionally, the standard eliminates the requirement for public business entities to disclose the methods and significant assumptions used to estimate the fair value that is required to be disclosed for financial instruments measured at amortized cost on the balance sheet. ASU 2016-01 is effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. The Company is in the process of analyzing the impact of adoption.

10

Community State Bank

Notes to Consolidated Financial Statements (Unaudited)

(Dollars in Thousands)

Note 1.	Significant Accounting Policies (continued)

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842). The guidance in this update supersedes the requirements in ASC Topic 840, Leases. The update will require business entities to recognize lease assets and liabilities on the balance sheet and to disclose key information about leasing arrangements. A lessee would recognize a liability to make lease payments and a right-of-use asset representing its right to use the leased asset for the lease term. This update will be effective for annual periods beginning after December 15, 2019, and is to be applied on a modified retrospective basis. The Company is currently assessing the impact that this guidance will have on its consolidated financial statements, but does not expect the guidance to have a material impact on the Company’s consolidated financial statements.

In June 2016, the FASB issued ASU 2016-13, Financial Instruments – Credit Losses. Under the standard, assets measured at amortized costs (including loans, leases and AFS securities) will be presented at the net amount expected to be collected. Rather than the “incurred” model that is currently being utilized, the standard will require the use of a forward-looking approach to recognizing all expected credit losses at the beginning of an asset’s life. ASU 2016-13 is effective for the Company in fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Companies may choose to early adopt for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. The Company is in the process of analyzing the impact of adoption on the Company’s consolidated financial statements.

11

Community State Bank

Notes to Consolidated Financial Statements (Unaudited)

(Dollars in Thousands)

Note 2.	Securities

Amortized cost and fair values of securities as of June 30, 2016 and December 31, 2015 are summarized as follows:

	June 30, 2016
		Gross	Gross
	Amortized	Unrealized	Unrealized
	Cost	Gains	(Losses)	Fair Value
Available-for-sale:
U.S. Government agencies	$12,808	$417	$-	$13,225
State and political subdivisions	49,930	997	(8)	50,919
Mortgage-backed securities	40,916	1,428	(26)	42,318
Other equity securities	392	8	-	400
	$104,046	$2,850	$(34)	$106,862

	December 31, 2015
		Gross	Gross
	Amortized	Unrealized	Unrealized
	Cost	Gains	(Losses)	Fair Value
Available-for-sale:
U.S. Government agencies	$12,931	$242	$-	$13,173
State and political subdivisions	56,277	612	(101)	56,788
Mortgage-backed securities	44,163	1,013	(176)	45,000
Other equity securities	392	1	-	393
	$113,763	$1,868	$(277)	$115,354

Securities with carrying amounts of $1,853 and $1,870 at June 30, 2016 and December 31, 2015, respectively, were pledged as collateral to secure public funds, repurchase agreements and for other purposes as required or permitted by law.

Gross realized gains on sales of available for sale securities were approximately $0 and $73 during the three months ending June 30, 2016 and 2015, respectively. Gross realized gains on sales of available for sale securities were approximately $0 and $116 during the six months ending June 30, 2016 and 2015, respectively.

There were no gross realized losses on these sales during the three or six months ending June 30, 2016 and 2015.

12

Community State Bank

Notes to Consolidated Financial Statements (Unaudited)

(Dollars in Thousands)

Note 2.	Securities (Continued)

The amortized cost and fair value of debt securities available-for-sale and held-to-maturity as of June 30, 2016 are shown below by contractual maturity. Expected maturities may differ from contractual maturities for certain U.S. government agencies, mortgage-backed securities, and other securities because the obligations underlying the securities may be called or repaid without any penalties. Therefore, these securities are not included in the maturity categories in the following summary:

	Available-for-Sale
	Amortized
	Cost	Fair Value

Due in one year or less	$2,510	$2,518
Due after one through five years	32,466	33,119
Due after five through ten years	18,176	18,631
Due after ten years	5,652	5,781
	58,804	60,049
U.S. Government agencies	3,934	4,095
Mortgage-backed securities	40,916	42,318
Other equity securities	392	400
	$104,046	$106,862

13

Community State Bank

Notes to Consolidated Financial Statements (Unaudited)

(Dollars in Thousands)

Note 2.	Securities (Continued)

Gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for available-for-sale securities, as of June 30, 2016 and December 31, 2015 are summarized as follows:

	June 30, 2016
	Less than 12 Months		12 Months or more		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair Value	(Losses)	Fair Value	(Losses)	Fair Value	(Losses)
Available-for-sale:
State and political subdivisions	$-	$-	$1,031	$(8)	$1,031	$(8)
Mortgage-backed securities	1,413	(19)	3,116	(7)	4,529	(26)
	$1,413	$(19)	$4,147	$(15)	$5,560	$(34)

	December 31, 2015
	Less than 12 Months		12 Months or more		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair Value	(Losses)	Fair Value	(Losses)	Fair Value	(Losses)
Available-for-sale:
State and political subdivisions	$6,841	$(17)	$4,860	$(84)	$11,701	$(101)
Mortgage-backed securities	3,820	(38)	5,274	(138)	9,094	(176)
	$10,661	$(55)	$10,134	$(222)	$20,795	$(277)

As of June 30, 2016, there were 3 securities stated at an unrealized loss for over one year. All of the securities with unrealized losses are considered to be acceptable credit risks. Based upon an evaluation of the available evidence, including recent changes in market rates and credit rating information, management believes the decline in fair values for these securities are temporary. In addition, the Company does not have the intent to sell these securities and it is not more-likely-than-not that the Company will be required to sell these securities prior to their anticipated recovery. Therefore, the Company does not consider these investments to have OTTI as of June 30, 2016.

14

Community State Bank

Notes to Consolidated Financial Statements (Unaudited)

(Dollars in Thousands)

Note 3.	Loans

The composition of net loans at June 30, 2016 and December 31, 2015 is as follows:

	As of June 30, 2016	As of December 31, 2015
Commercial:
Operating	$76,090	$72,200
Real estate	193,044	203,376
Agriculture:
Operating	9,123	6,825
Real estate	10,929	22,215
Residential real estate	136,607	132,116
Consumer and others	7,614	7,884
	433,407	444,616
Less allowance for loan losses	8,017	8,161
	$425,390	$436,455

The aging of the loan portfolio, by classes of loans, as of June 30, 2016 and December 31, 2015 is summarized as follows:

	As of June 30, 2016
			Accruing
			Past Due
		30-89 Days	90 Days	Nonaccrual
	Current	Past Due	or More	Loans	Total
Classes of loans:
Commercial:
Operating	$74,064	$-	$-	$2,026	$76,090
Real estate	192,108	-	-	936	193,044
Agriculture:
Operating	9,123	-	-	-	9,123
Real estate	10,929	-	-	-	10,929
Residential real estate	135,570	-	-	1,037	136,607
Consumer and others	7,080	-	-	534	7,614
	$428,874	$-	$-	$4,533	$433,407

15

Community State Bank

Notes to Consolidated Financial Statements (Unaudited)

(Dollars in Thousands)

Note 3.	Loans (Continued)

	As of December 31, 2015
			Accruing
			Past Due
		30-89 Days	90 Days	Nonaccrual
	Current	Past Due	or More	Loans	Total
Classes of loans:
Commercial:
Operating	$67,167	$-	$-	$5,033	$72,200
Real estate	202,337	-	-	1,039	203,376
Agriculture:
Operating	6,825	-	-	-	6,825
Real estate	22,215	-	-	-	22,215
Residential real estate	131,070	-	-	1,046	132,116
Consumer and others	7,150	-	-	734	7,884
	$436,764	$-	$-	$7,852	$444,616

Changes in the allowance for loan losses, by portfolio class, during the three and six months ended June 30, 2016 and 2015, respectively, are summarized as follows:

	Three Months Ended June 30, 2016
	Commercial	Commercial	Agriculture	Agriculture	Residential	Consumer
	Operating	Real Estate	Operating	Real Estate	Real Estate	and Other	Total

Beginning balance	$1,894	$2,421	$295	$771	$2,467	$139	$7,987
Provision for loan losses	326	33	9	(374)	7	(1)	-
Charge offs	-	-	-	-	-	-	-
Recoveries	6	12	-	-	12	-	30
Ending balance	$2,226	$2,466	$304	$397	$2,486	$138	$8,017

	Three Months Ended June 30, 2015
	Commercial	Commercial	Agriculture	Agriculture	Residential	Consumer
	Operating	Real Estate	Operating	Real Estate	Real Estate	and Other	Total

Beginning balance	$1,887	$3,603	$169	$319	$2,068	$150	$8,196
Provision for loan losses	41	(492)	87	19	335	10	-
Charge offs	-	-	-	-	(32)	-	(32)
Recoveries	6	15	-	-	-	-	21
Ending balance	$1,934	$3,126	$256	$338	$2,371	$160	$8,185

16

Community State Bank

Notes to Consolidated Financial Statements (Unaudited)

(Dollars in Thousands)

Note 3.	Loans (Continued)

	Six Months Ended June 30, 2016
	Commercial	Commercial	Agriculture	Agriculture	Residential	Consumer
	Operating	Real Estate	Operating	Real Estate	Real Estate	and Other	Total

Beginning balance	$1,807	$2,811	$228	$1,014	$1,992	$309	$8,161
Provision for loan losses	407	(358)	76	(617)	479	13	-
Charge offs	-	-	-	-	-	(184)	(184)
Recoveries	12	13	-	-	15	-	40
Ending balance	$2,226	$2,466	$304	$397	$2,486	$138	$8,017

	Six Months Ended June 30, 2015
	Commercial	Commercial	Agriculture	Agriculture	Residential	Consumer
	Operating	Real Estate	Operating	Real Estate	Real Estate	and Other	Total

Beginning balance	$1,820	$3,178	$151	$362	$2,679	$117	$8,307
Provision for loan losses	210	(74)	105	(24)	(257)	40	-
Charge offs	(107)	-	-	-	(53)	-	(160)
Recoveries	11	22	-	-	2	3	38
Ending balance	$1,934	$3,126	$256	$338	$2,371	$160	$8,185

Portfolio classes with negative provisions are primarily attributed to improvement in credit quality factors related to those classes.

17

Community State Bank

Notes to Consolidated Financial Statements (Unaudited)

(Dollars in Thousands)

Note 3.	Loans (Continued)

The allowance for loan losses, by impairment evaluation and by portfolio class, as of June 30, 2016 and December 31, 2015 is summarized as follows:

	As of June 30, 2016
	Commercial	Commercial	Agriculture	Agriculture	Residential	Consumer
	Operating	Real Estate	Operating	Real Estate	Real Estate	and Other	Total
Allowance for loans individually evaluated
for impairment	$84	$-	$57	$-	$50	$-	$191
Allowance for loans collectively evaluated
for impairment	2,142	2,466	247	397	2,436	138	7,826
	$2,226	$2,466	$304	$397	$2,486	$138	$8,017

Loans individually evaluated for impairment	$4,926	$3,882	$405	$-	$720	$534	$10,467
Loans collectively evaluated for impairment	71,164	189,162	8,718	10,929	135,887	7,080	422,940
	$76,090	$193,044	$9,123	$10,929	$136,607	$7,614	$433,407

	As of December 31, 2015
	Commercial	Commercial	Agriculture	Agriculture	Residential	Consumer
	Operating	Real Estate	Operating	Real Estate	Real Estate	and Other	Total
Allowance for loans individually evaluated
for impairment	$79	$17	$50	$-	$52	$184	$382
Allowance for loans collectively evaluated
for impairment	1,728	2,794	178	1,014	1,940	125	7,779
	$1,807	$2,811	$228	$1,014	$1,992	$309	$8,161

Loans individually evaluated for impairment	$5,111	$5,955	$405	$-	$730	$743	$12,944
Loans collectively evaluated for impairment	67,089	197,421	6,420	22,215	131,386	7,141	431,672
	$72,200	$203,376	$6,825	$22,215	$132,116	$7,884	$444,616

18

Community State Bank

Notes to Consolidated Financial Statements (Unaudited)

(Dollars in Thousands)

Note 3.	Loans (Continued)

Loans, by classes of loans, considered to be impaired as of and for the six months ended June 30, 2016 are summarized as follows:

	For the Six Months Ended June 30, 2016
	Carrying Amount	Unpaid Principal Balance	Associated Allowance	Average Recorded Investment	Interest Income Recognized
With no specific allowance recorded:
Commercial:
Operating	$4,774	$7,522	$-	$4,854	$56
Real estate	3,882	5,431	-	4,272	33
Agriculture:
Operating	-	-	-	-	-
Real estate	-	-	-	-	-
Residential real estate	240	236	-	241	5
Consumer and others	534	1,583	-	545	-
With an allowance recorded:
Commercial:
Operating	$152	$152	$84	$121	$3
Real estate	-	-	-	-	-
Agriculture:
Operating	405	405	57	405	8
Real estate	-	-	-	-	-
Residential real estate	480	479	50	483	10
Consumer and others	-	-	-	-	-
Total
Commercial:
Operating	$4,926	$7,674	$84	$4,975	$59
Real estate	3,882	5,431	-	4,272	33
Agriculture:
Operating	405	405	57	405	8
Real estate	-	-	-	-	-
Residential real estate	720	715	50	724	15
Consumer and others	534	1,583	-	545	-
	$10,467	$15,808	$191	$10,921	$115

Impaired loans for which no allowance has been provided have adequate collateral based on management’s current estimates.

19

Community State Bank

Notes to Consolidated Financial Statements (Unaudited)

(Dollars in Thousands)

Note 3.	Loans (Continued)

Loans, by classes of loans, considered to be impaired as of and for the three months ended June 30, 2016 and 2015, respectively, are summarized as follows:

	Three Months Ended June 30, 2016		Three Months Ended June 30, 2015
	Average Recorded Investment	Interest Income Recognized	Average Recorded Investment	Interest Income Recognized
With no specific allowance recorded:
Commercial:
Operating	$4,797	$28	$5,489	$-
Real estate	3,901	13	5,691	34
Agriculture:
Operating	-	-	-	-
Real estate	-	-	-	-
Residential real estate	240	2	308	2
Consumer and others	539	-	778	-
With an allowance recorded:
Commercial:
Operating	$135	$2	$56	$1
Real estate	-	-	-	-
Agriculture:
Operating	405	4	463	5
Real estate	-	-	-	-
Residential real estate	481	5	609	7
Consumer and others	-	-	-	-
Total
Commercial:
Operating	$4,932	$30	$5,545	$1
Real estate	3,901	13	5,691	34
Agriculture:
Operating	405	4	463	5
Real estate	-	-	-	-
Residential real estate	721	7	917	9
Consumer and others	539	-	778	-
	$10,498	$54	$13,394	$49

Impaired loans for which no allowance has been provided have adequate collateral based on management’s current estimates.

20

Community State Bank

Notes to Consolidated Financial Statements (Unaudited)

(Dollars in Thousands)

Note 3.	Loans (Continued)

Loans, by classes of loans, considered to be impaired as of December 31, 2015 are summarized as follows:

	As of December 31, 2015
	Carrying Amount	Unpaid Principal Balance	Associated Allowance
With no specific allowance recorded:
Commercial:
Operating	$4,924	$7,143	$-
Real estate	4,039	5,555	-
Agriculture:
Operating	-	-	-
Real estate	-	-	-
Residential real estate	243	271	-
Consumer and others	503	1,329	-
With an allowance recorded:
Commercial:
Operating	$187	$633	$79
Real estate	1,916	1,916	17
Agriculture:
Operating	405	405	50
Real estate	-	-	-
Residential real estate	487	487	52
Consumer and others	240	280	184
Total
Commercial:
Operating	$5,111	$7,776	$79
Real estate	5,955	7,471	17
Agriculture:
Operating	405	405	50
Real estate	-	-	-
Residential real estate	730	758	52
Consumer and others	743	1,609	184
	$12,944	$18,019	$382

Impaired loans for which no allowance has been provided have adequate collateral based on management’s current estimates.

21

Community State Bank

Notes to Consolidated Financial Statements (Unaudited)

(Dollars in Thousands)

Note 3.	Loans (Continued)

The following table summarizes the recorded investment in loan classes by credit quality indicator as of June 30, 2016 and December 31, 2015:

	As of June 30, 2016
	Commercial	Commercial	Agriculture	Agriculture	Residential	Consumer
	Operating	Real Estate	Operating	Real Estate	Real Estate	and Other	Total
Internally assigned risk ratings:
Pass	$73,878	$190,232	$9,123	$10,929	$135,388	$7,080	$426,630
Watch	36	1,661	-	-	154	-	1,851
Substandard	2,176	1,151	-	-	1,065	534	4,926
Doubtful	-	-	-	-	-	-	-
Total	$76,090	$193,044	$9,123	$10,929	$136,607	$7,614	$433,407

	As of December 31, 2015
	Commercial	Commercial	Agriculture	Agriculture	Residential	Consumer
	Operating	Real Estate	Operating	Real Estate	Real Estate	and Other	Total
Internally assigned risk ratings:
Pass	$67,009	$196,524	$6,398	$21,388	$130,975	$7,141	$429,435
Watch	64	1,662	22	-	65	-	1,813
Substandard	5,127	5,190	405	827	1,076	743	13,368
Doubtful	-	-	-	-	-	-	-
Total	$72,200	$203,376	$6,825	$22,215	$132,116	$7,884	$444,616

The Bank’s credit quality indicator is internally assigned risk ratings. Each loan is assigned a risk rating upon origination. The risk rating is reviewed at least annually, and on an as needed basis depending on the specific circumstances of the loan.

As of June 20, 2016 and December 31, 2015 the Bank had loans renegotiated in troubled debt restructurings of $10,249 and $12,807, respectively. There were no troubled debt restructures that were restructured during the three or six months ended June 30, 2016 and 2015.

For the three and six months ended June 30, 2016 and 2015, none of the Bank’s TDRs have redefaulted subsequent to restructure, where a default is defined as a delinquency of 90 days or more and/or placement on nonaccrual status.

22

Community State Bank

Notes to Consolidated Financial Statements (Unaudited)

(Dollars in Thousands)

Note 4.	Deposits

The composition of deposits at June 30, 2016 and December 31, 2015 is as follows:

	June 30, 2016	December 31, 2015

Noninterest-bearing demand deposits	$116,988	$116,858
Savings, NOW and money market deposits	288,527	285,833
Time certificates, over $250,000	2,058	2,159
Other time certificates	73,829	76,423
	$481,402	$481,273

CSB did not have any brokered certificates of deposit as of June 30, 2016 or December 31, 2015.

Note 5.	Federal Home Loan Bank Borrowings

CSB borrows money from the FHLB of Des Moines to meet their funding needs. Aggregate maturities of FHLB long term advances outstanding as of June 30, 2016 and December 31, 2015 are as follows:

	As of June 30, 2016		As of December 31, 2015
		Weighted		Weighted
		Average		Average
Year ending December 31:	Amount Due	Interest Rate	Amount Due	Interest Rate

2016	$5,000	0.69%	$30,000	3.83%
2017*	15,000	3.14%	15,000	3.00%
Total FHLB Advances	$20,000	2.54%	$45,000	3.60%

*Includes $10.0 million of advances that are callable in 2016

Subsequent to June 30, 2016, all outstanding FHLB advances were repaid. The $5 million in advances that matured in 2016 were repaid at maturity, while the $15 million in advances that were due to mature in 2017 were prepaid in October 2016.

CSB had approximately $2,500 of federal funds purchased from the FHLB of Des Moines that are included in federal funds purchased on the balance sheet as of December 31, 2015. There were no fed funds purchased from the FHLB of Des Moines as of June 30, 2016.

23

Community State Bank

Notes to Consolidated Financial Statements (Unaudited)

(Dollars in Thousands)

Note 6.	Regulatory Matters

CSB is subject to various regulatory capital requirements administered by the federal and state banking agencies. Failure to meet minimum capital requirements (as shown in the following table) can result in certain mandatory and possibly additional discretionary actions by regulators which, if undertaken, could have a direct material effect on CSB’s consolidated financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, CSB must meet specific capital guidelines that involve quantitative measures of their assets, liabilities and certain off-balance-sheet items as calculated under regulatory accounting practices. The capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings and other factors. Management believes CSB met all capital adequacy requirements to which they were subject as of June 30, 2016 and December 31, 2015.

CSB’s capital amounts and ratios are presented in the following table as of June 30, 2016 and December 31, 2015.

			For Capital
			Adequacy Purposes		To Be Well-Capitalized
			With Capital		Under Prompt
	Actual		Conservation Buffer*		Corrective Action Provisions
	Amount	Ratio	Amount	Ratio	Amount	Ratio
As of June 30, 2016:

Total Risk-Based Capital	$66,119	13.75%	$41,461	8.625%	$48,071	10.00%

Tier 1 Risk-Based Capital	$60,083	12.50%	$31,847	6.625%	$38,457	8.00%

Common Equity Tier 1	$60,083	12.50%	$24,636	5.125%	$31,246	6.50%

Tier 1 Leverage	$60,083	10.37%	$23,175	4.000%	$28,969	5.00%

					To Be Well-Capitalized
			For Capital		Under Prompt
	Actual		Adequacy Purposes*		Corrective Action Provisions
	Amount	Ratio	Amount	Ratio	Amount	Ratio
As of December 31, 2015:

Total Risk-Based Capital	$63,615	12.70%	$40,072	8.00%	$50,091	10.00%

Tier 1 Risk-Based Capital	$57,327	11.44%	$30,067	6.00%	$40,089	8.00%

Common Equity Tier 1	$57,327	11.44%	$22,550	4.50%	$32,572	6.50%

Tier 1 Leverage	$57,327	9.80%	$23,399	4.00%	$29,248	5.00%

*The minimums under Basel III phase in higher ..625% (the capital conservation buffer) annually until 2019.  The fully phased-in minimums are 10.5% (Total Risk-Based Capital), and 7.0% (Common Equity Tier 1).  At December 31, 2015, the New Basel III minimums mirrored the minimums required for capital adequacy purposes.  The first phase-in of the Basel III capital conservation buffer occurred in 2016.

24

Community State Bank

Notes to Consolidated Financial Statements (Unaudited)

(Dollars in Thousands)

Note 6.	Regulatory Matters (Continued)

In July 2013, the Federal Reserve Board and the FDIC issued final rules implementing the Basel III regulatory capital framework and related Dodd-Frank Wall Street Reform and Consumer Protection Act changes. The rules revised minimum capital requirements and adjusted prompt corrective action thresholds. The final rules revised the regulatory capital elements, added a new common equity Tier 1 capital ratio, increased the minimum Tier 1 capital ratio requirement, and implemented a new capital conservation buffer. The rules also permitted certain banking organizations to retain, through a one-time election, the existing treatment for AOCI. CSB has made the election to retain the existing treatment, which excludes AOCI from regulatory capital amounts. The final rules took effect for CSB on January 1, 2015, subject to a transition period for certain parts of the rules.

Beginning in 2016, an additional capital conservation buffer was added to the minimum requirements for capital adequacy purposes, subject to a three year phase-in period. The capital conservation buffer will be fully phased-in on January 1, 2019 at 2.50 percent. A banking organization with a conservation buffer of less than 2.50 percent (or the required phase-in amount in years prior to 2019) will be subject to limitations on capital distributions, including dividend payments, and certain discretionary bonus payments to executive officers. As of June 30, 2016, the ratios for CSB were sufficient to meet the fully phased-in conservation buffer.

25

Community State Bank

Notes to Consolidated Financial Statements (Unaudited)

(Dollars in Thousands)

Note 7.	Fair Value Measurements

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The Fair Value Measurements and Disclosures Topic of the FASB Accounting Standards Codification requires the use of valuation techniques that are consistent with the market approach, the income approach and/or the cost approach. Inputs to valuation techniques refer to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable, meaning those that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from independent sources, or unobservable, meaning those that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. In that regard, the Topic establishes a fair value hierarchy for valuation inputs that give the highest priority to quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The fair value hierarchy is as follows:

Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the entity has the ability to access as of the measurement date.

Level 2: Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable market data.

Level 3: Significant unobservable inputs that reflect a reporting entity’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.

Financial assets and financial liabilities measured at fair value on a recurring basis as of June 30, 2016 and December 31, 2015 are as follows:

	As of June 30, 2016
	Quoted Prices in	Significant Other	Significant
	Active Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Securities available-for-sale:
U.S. Government agencies	$-	$13,225	$-	$13,225
State and political subdivisions	-	50,919	-	50,919
Mortgage-backed securities	-	42,318	-	42,318
Other equity securities	400	-	-	400
	$400	$106,462	$-	$106,862

	As of December 31, 2015
	Quoted Prices in	Significant Other	Significant
	Active Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Securities available-for-sale:
U.S. Government agencies	$-	$13,173	$-	$13,173
State and political subdivisions	-	56,788	-	56,788
Mortgage-backed securities	-	45,000	-	45,000
Other equity securities	393	-	-	393
	$393	$114,961	$-	$115,354

26

Community State Bank

Notes to Consolidated Financial Statements (Unaudited)

(Dollars in Thousands)

Note 7.	Fair Value Measurements (Continued)

Securities available-for-sale are recorded at fair value on a recurring basis. Fair value measurement is based upon quoted prices, if available (Level 1). If quoted prices are not available, fair value is measured using independent pricing models or other model-based valuation techniques such as present value of future cash flows, adjusted for securities credit rating, prepayment assumptions and other factors such as credit loss assumptions (Level 2). Certain securities are not valued based on observable inputs and are therefore classified as Level 3. The fair value of these securities is based on management’s best estimates. There have been no changes in valuation methodologies at June 30, 2016 compared to December 31, 2015 and there were no transfers between levels during the three and six months ended June 30, 2016 or 2015.

Certain assets are measured at fair value on a nonrecurring basis; that is, they are subject to fair value adjustments in certain circumstances (for example, when there is evidence of impairment). Financial assets and financial liabilities measured at fair value on a nonrecurring basis as of June 30, 2016 and December 31, 2015 are as follows:

	As of June 30, 2016
	Quoted Prices in	Significant Other	Significant
	Active Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Impaired loans	$-	$-	$10,276	$10,276
Other real estate owned	-	-	844	844

	As of December 31, 2015
	Quoted Prices in	Significant Other	Significant
	Active Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Impaired loans	$-	$-	$12,562	$12,562
Other real estate owned	-	-	844	844

27

Community State Bank

Notes to Consolidated Financial Statements (Unaudited)

(Dollars in Thousands)

Note 7.	Fair Value Measurements (Continued)

The Company does not record loans at fair value on a recurring basis. However, from time to time, a loan is considered impaired and an allowance for loan losses is established. The specific reserves for collateral-dependent impaired loans are based on the fair value of the collateral less estimated costs to sell. The fair value of collateral was determined based on appraisals. In some cases, adjustments were made to the appraised values due to various factors, including age of the appraisal, age of comparables included in the appraisal, and known changes in the market and in the collateral. When significant adjustments were based on unobservable inputs, the resulting fair value measurement has been categorized as a Level 3 measurement.

The fair values of other real estate owned are determined by independent appraisals or are estimated using observable market data and customized discounting criteria. The foreclosed assets are carried at fair value with write-downs based on the foreclosed asset’s fair value at foreclosure reported through charges to the allowance for loan losses. Periodically, the fair value of foreclosed assets is re-measured with any subsequent write-downs charged to other expenses in the period in which they are identified. As with impaired loans, if significant adjustments are made to the appraised value, based upon unobservable inputs the resulting fair value measurement is categorized as a Level 3 measurement.

The Company is required to provide disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet. Fair value is determined under the framework disclosed above. Certain financial instruments and all non-financial instruments are excluded from these disclosure requirements. Accordingly, the aggregate fair value amounts presented may not necessarily represent the underlying fair value of the Company.

The estimated fair values of the Company’s financial instruments at June 30, 2016 and December 31, 2015 are as follows:

	As of June 30, 2016		As of December 31, 2015
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Financial assets:
Cash and cash equivalents	$11,096	$11,096	$13,922	$13,922
Interest bearing deposits in banks	2,176	2,176	1,615	1,615
Securities available-for-sale	106,862	106,862	115,354	115,354
Federal Home Loan Bank stock	1,513	1,513	2,603	2,603
Loans receivable	425,390	448,530	436,455	462,485
Accrued interest receivable	1,900	1,900	2,034	2,034

Financial liabilities:
Deposits	$481,402	$467,885	$481,273	$461,047
Federal funds purchased	-	-	2,500	2,500
Federal Home Loan Bank borrowings	20,000	20,553	45,000	48,028
Accrued interest payable	112	112	108	108

28

Community State Bank

Notes to Consolidated Financial Statements (Unaudited)

(Dollars in Thousands)

Note 8.	Subsequent Events

Subsequent events have been evaluated for potential recognition and disclosure through the date the financial statements were issued. On May 23, 2016, Van Diest Investment Company entered into a definitive agreement to sell CSB to QCR Holdings, Inc., headquartered in Moline, Illinois.

This transaction was closed on August 31, 2016, with QCR Holdings purchasing 100% of the outstanding common stock of CSB for cash consideration of $80 million. QCR Holdings intends to maintain CSB as an independent banking charter.

29